EXHIBIT 10.59

FIRST AMENDMENT

to that certain

AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

This FIRST AMENDMENT, dated as of June 5, 2003 (this “Amendment”), to that certain Amended and Restated Credit and Security Agreement, dated as of November 21, 2002 (as modified and supplemented and in effect from time to time, the “Credit Agreement”), among Columbus McKinnon Corporation, a corporation organized under the laws of New York (the “Borrower”), Larco Industrial Services Ltd., a business corporation organized under the laws of the Province of Ontario, Columbus McKinnon Limited, a business corporation organized under the laws of Canada, the Guarantors from time to time party thereto, the Lenders from time to time party thereto (collectively, the “Lenders”), Fleet Capital Corporation, as Administrative Agent for such Lenders (the “Agent”) and Fleet National Bank, as Issuing Lender.

WHEREAS, the Borrower has requested that the Agent and the Lenders agree to amend certain of the terms and provisions of the Credit Agreement, as specifically set forth in this Amendment;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Definitions. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

2. Amendment to Definitions. Section 1.1 of the Credit Agreement is hereby amended as follows:

(a) The definition of “Availability Block” is hereby deleted in its entirety and replaced by the following:

““Availability Block” means $12,500,000.”

(b) The definition of “Canadian Borrowing Base” is hereby amended by (i) deleting the period (“;”) at the end of paragraph (e) and replacing it with the text “; minus” and (ii) adding the following new paragraph (f):

“(f) the Canadian Prepayment Reserve.”

(c) The definition of “Domestic Borrowing Base” is hereby amended by (i) deleting the period (“.”) at the end of paragraph (e) and replacing it with the text “; minus” and (ii) adding the following new paragraph (f):

“(f) the Domestic Prepayment Reserve.”

(d) The definition of “Excess Cash Flow” is hereby amended by deleting the text “in excess of the amount of the Availability Block” in clause (iv) of such definition.

(e) The definition of “Extraordinary Receipts” is hereby amended by (i) deleting the term “and” at the end of clause (f) and (ii) inserting immediately following clause (g) the text “and (h) proceeds from notes payable to the Borrower or such Subsidiary”.

(f) The definition of “Fixed Charge Coverage Ratio” is hereby amended by inserting immediately following text “in cash” in clause (a)(iii), the text “(but in no event less than zero in the aggregate)”.

(g) The definition of “Prepayment Escrow Account” is hereby deleted in its entirety.

(h) The following new definitions are inserted in proper alphabetical order:

““Canadian Prepayment Reserve” means the aggregate mandatory prepayments which have been applied to reduce the Canadian Facility pursuant to Section 2.8(c)(i).”

““Domestic Prepayment Reserve” means the aggregate mandatory prepayments which have been applied to repay Revolving Loans, and, to provide cash collateral for Total LC Exposure as specified in Section 2.4(h), pursuant to Section 2.8(c)(ii).”

3. Amendment to Prepayment of Loans. Section 2.8 of the Credit Agreement is hereby amended as follows:

(a) Subsection 2.8(a) of the Credit Agreement is hereby amended by deleting the sentence “Each optional prepayment of the Term Loan shall reduce the Availability Block by the amount of such prepayment.” appearing at the end thereof.

(b) Paragraph (vi) of Subsection 2.8(b) of the Credit Agreement is hereby amended by deleting the text “the amount in the Prepayment Escrow Account and” from such paragraph.

(c) Subsection 2.8(c) of the Credit Agreement is hereby deleted in its entirety and replaced with the following new subsection 2.8(c):

“(c) Application of Prepayments.

(i) Upon receipt of Net Cash Payments from the Disposition of, or Casualty Event relating to, any asset comprising the Canadian Borrowing Base or otherwise owned by a Canadian Borrower, 100% of such Net Cash Payments from such Disposition or such Casualty Event shall be applied to reduce the Canadian Facility with a permanent reduction in the commitment under the Canadian Facility and in the amount of the Canadian Letter of Credit, and a corresponding increase in the Canadian Prepayment Reserve.

(ii) In the event of any mandatory prepayment of Loans pursuant to subsections 2.8(b) other than as provided in subsection 2.8(c)(i), the proceeds shall be applied as follows: first, if such prepayment is made at a time when any part of the Term Loan remains outstanding, such prepayment shall be applied to the repayment of the Term Loan, to be shared and applied ratably among the Lenders in proportion to the outstanding amount of the Term Loan owing to each Lender, and applied against the remaining scheduled installments of the Term Loan in the inverse order of maturity; and second, after the Term Loan has been repaid in full, the amount of any mandatory prepayment shall be applied, to repay Revolving Loans, and, to provide cash collateral for Total LC Exposure as specified in Section 2.4(h), and with a corresponding permanent reduction in the Revolving Credit Commitments and corresponding increase in the Domestic Prepayment Reserve.

With respect to any mandatory prepayment of LIBOR Rate Loans, such mandatory prepayment shall be subject to subsection 2.3(e).”

4. Amendment to Collection of Proceeds of Account Receivable. Subsection 4.3(b) of the Credit Agreement is hereby amended by deleting the text “subsection 2.8(c)(iv)” appearing at the end of such subsection and inserting in lieu thereof the text “subsection 2.8(c)”.

5. Addition of Affirmative Covenants. Article 7 of the Credit Agreement is hereby amended by adding the following new Sections 7.19, 7.20 and 7.21:

“7.19. Consultant. On or before July 1, 2003, the Borrower and the Guarantors shall retain, and, except as set forth below, shall continue at all times thereafter the retention of, a consultant acceptable to the Agent and the Lenders (a “Consultant”), to assist the Borrower and the Guarantors with respect to, among other things, cost savings measures and budgeting procedures. The scope of such retention, the duties of the Consultant and all other terms of such retention shall be set forth in a written agreement, which shall be in form and substance acceptable to the Agent and the Lenders. The Borrower and the Guarantors shall provide the Consultant with all assistance and cooperation necessary to fully perform its duties under such retention agreement, and the Borrower and the Guarantors shall make the Consultant available to the Agent and the Lenders to discuss the Consultant’s findings and recommendations upon the Agent’s reasonable request. Notwithstanding the foregoing, the Borrower may terminate the retention of the Consultant if the Borrower has either (i) received the written consent of the Agent and the Lenders to the termination of the Consultant’s retention or (ii) maintained EBITDA of not less than $43,000,000 for each 12 consecutive month period ending during the immediately preceding six consecutive months.

7.20. Canadian Borrowing. Subject to the borrowing limitations contained herein, to the extent that any Borrower has any Revolving Credit Loans outstanding, the Canadian Borrowers shall, at all times, maintain loans outstanding under the Canadian Facility in an amount equal to the Canadian Borrowing Base.

7.21. Financial Reporting for Fiscal Year Ended March 31, 2003. The Borrower shall deliver to the Lenders and the Agent financial statements for the fiscal year ended March 31, 2003 which are substantially similar to the financial statements attached to Form 8-K filed with the U.S. Securities and Exchange Commission on May 20, 2003.”

6. Amendment to Minimum EBITDA Financial Covenant. Paragraph (ii) of subsection 8.10(f) of the Credit Agreement is hereby amended by deleting the table at the end of such paragraph and substituting in lieu thereof the following new table:

Period	Minimum Amount
December 31, 2002	$44,019,000

January 31, 2003	$45,605,000

February 28, 2003	$45,200,000

March 31, 2003	$42,620,000

April 30, 2003 through March 31, 2004	$39,000,000

7. Amendment to Tranche B Payment Covenant. Section 8.14 of the Credit Agreement is hereby deleted in its entirety and replaced with the following new Section 8.14:

“8.14 Tranche B Payments. The Credit Parties will not, and will not permit any of their Subsidiaries, to make any payments in respect of, or fund any acquisition, purchase, or participation in, in whole or in part the Tranche B Loans, except the Credit Parties may make regularly scheduled cash payments of interest, expenses and fees on the Tranche B Loans (exclusive of any Term Loan PIK Amount (as defined in the Tranche B Financing Agreement)).”

8. Consent. The Borrower has informed the Agent and the Lenders that the Borrower intend to (a) apply 50% of all amounts subject to the Availability Block (as defined in the Credit Agreement without giving effect to this Amendment) (such amount shall be no less than $3,200,000), to the outstanding principal amount of the Loans and the remainder to the outstanding principal amount of the Tranche B Loan (the “Proposed Application of Proceeds”) and (b) amend the Tranche B Financing Agreement on the terms and conditions set forth in the First Amendment to Financing Agreement, attached hereto as Exhibit A (the “Proposed Tranche B Amendment”). The Lenders and the Agent hereby consent to the Proposed Application of Proceeds and Proposed Tranche B Amendment.

9. Replacement of Schedule 2.1 to the Credit Agreement. Schedule 2.1 to the Credit Agreement is hereby deleted in its entirety, and the Schedule 2.1 attached hereto is hereby substituted in lieu thereof.

10. Affirmation and Acknowledgment. The Borrower hereby ratifies and confirms all of its Obligations to the Lenders, including, without limitation, the Loans, the Notes and the other Loan Documents, and the Borrower hereby affirms its absolute and unconditional promise to pay to the Lenders all Obligations under the Credit Agreement as amended hereby. Each Guarantor hereby acknowledges and consents to this Amendment and agrees that its Guarantee remains in full force and effect, and each such Guarantor confirms and ratifies all of its Guarantee obligations under the Credit Agreement and the other Loan Documents. The Borrower and the Guarantors hereby confirm that the Obligations or Guarantee obligations under the Credit Agreement, as the case may be, are and remain secured pursuant to the Credit Agreement and the Collateral Documents and pursuant to all other instruments and documents executed and delivered by the Borrower or such Guarantor, as security for the Obligations or Guarantee obligations under the Credit Agreement, as the case may be.

11. Representations and Warranties. The Borrower hereby represents and warrants to the Lenders as follows:

(a) The execution and delivery by the Borrower and the Guarantors of this Amendment, and the performance by the Borrower and the Guarantors of their obligations and agreements under this Amendment and the Credit Agreement as amended hereby, are within the corporate authority of the Borrower and the Guarantors and, have been duly authorized by all necessary corporate proceedings on behalf of the Borrower and the Guarantors, and do not contravene any provision of law, statute, rule or regulation to which the Borrower or any Guarantor is subject or the Borrower’s or any Guarantor’s charter, other incorporation papers, by-laws or any stock provision or any amendment thereof or of any agreement or other instrument binding upon the Borrower or any Guarantor.

(b) This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrower and the Guarantors, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights or general principles of equity and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

(c) Other than approvals or consents which have been obtained, no approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by the Borrower of this Amendment, the Credit Agreement, as amended hereby, or any pledge described herein.

(d) The representations and warranties contained in §5 of the Credit Agreement are true and correct at and as of the date made and as of the date hereof, except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, or to the extent that such representations and warranties relate expressly to an earlier date.

(e) The Borrower has performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and as of the date hereof, after giving effect to the provisions hereof, there exists no Event of Default or Default.

12. Ratification, etc. Except as expressly amended or waived hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Amendment.

13. Effectiveness. This Amendment shall become effective as of the date first written above upon the satisfaction of each of the following conditions, in each case in a manner satisfactory in form and substance to the Agent:

(a) this Amendment signed by the Borrower, the Guarantors, the Agent and the Required Lenders;

(b) the Agent shall have received, for the account of each Lender which executes and delivers its signature pages to the Agent, by 5:00 p.m. Boston time on June 6, 2003 in facsimile (to be followed by originals) or original form, an amendment fee equal to 0.375% of each such Lender’s Commitment;

(c) the Agent shall have received not less than $3,200,000, to be applied to the prepayment of the Term Loans, such prepayment to be applied against the remaining scheduled installments of the Term Loan in the inverse order of maturity;

(d) Domestic Excess Availability shall not be less than $10,000,000;

(e) the Tranche B Financing Agreement shall have been amended on terms and conditions satisfactory to the Agent and such amendment to the Tranche B Financing Agreement shall contain an express consent to this Amendment; and

(f) the Agent shall have received such other items, documents, agreements, items or actions as the Agent may reasonably request in order to effectuate the transactions contemplated hereby.

14. Counterparts. This Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Amendment it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

15. Delivery by Facsimile. This Amendment, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation of a contract and each party forever waives such defense.

16. Miscellaneous Provisions.

(a) Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement and the other Loan Documents shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument.

(b) This Amendment shall be construed according to and governed by the laws of the Commonwealth of Massachusetts.

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IN WITNESS WHEREOF, each of the undersigned have duly executed this Amendment as of the date first set forth above.

BORROWER

COLUMBUS MCKINNON CORPORATION

By:	/S/ ROBERT L. MONTGOMERY
Name: Robert L. Montgomery Title: Executive Vice President

CANADIAN BORROWERS

LARCO INDUSTRIAL SERVICES LTD

By:	/S/ ROBERT L. MONTGOMERY
Name: Robert L. Montgomery Title: Treasurer

COLUMBUS MCKINNON LIMITED

By:	/S/ ROBERT L. MONTGOMERY
Name: Robert L. Montgomery Title: Assistant Treasurer

GUARANTORS

YALE INDUSTRIAL PRODUCTS, INC.

By:	/S/ ROBERT L. MONTGOMERY
Name: Robert L. Montgomery Title: Treasurer

CRANE EQUIPMENT & SERVICE, INC.

By:	/S/ ROBERT L. MONTGOMERY
Name: Robert L. Montgomery Title: Treasurer

AUDUBON WEST, INC.

By:	/S/ ROBERT L. MONTGOMERY
Name: Robert L. Montgomery Title: Treasurer

AUDUBON EUROPE S.A.R.L.

By:	/S/ ROBERT L. MONTGOMERY
Name: Robert L. Montgomery Title: Manager

By:	/S/ ROMAIN THILLENS
Name: Romain Thillens Title: Manager

AGENT

FLEET CAPITAL CORPORATION, as Administrative Agent

By:	/S/ DANIEL P. CORCORAN, JR.
Name: Daniel P. Corcoran, Jr. Title: Senior Vice President

LENDERS

FLEET CAPITAL CORPORATION

By:	/S/ DANIEL P. CORCORAN, JR.
Name: Daniel P. Corcoran, Jr. Title: Senior Vice President

CITIZENS BANK OF PENNSYLVANIA

By:	/S/ DON CMAR
Name: Don Cmar Title: Vice President

CONGRESS FINANCIAL CORP (CENTRAL)

By:	/S/ VICKY GEIST
Name: Vicky Geist Title: Vice President

KEY BANK N.A.

By:	/S/ TIMOTHY W. KENEALY
Name: Timothy W. Kenealy Title: Assistant Vice President

LASALLE BUSINESS CREDIT, INC.

By:	/S/ JOSEPH R. CUSTANZA
Name: Joseph R. Custanza Title: Senior Vice President

MANUFACTURERS AND TRADERS TRUST COMPANY

By:	/S/ JEFFREY P. KENEFICK
Name: Jeffrey P. Kenefick Title: Vice President

MERRILL LYNCH CAPITAL, A DIVISION OF MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.

By:	/S/ T. BUKOWSKI
Name: T. Bukowski Title: Director

SCHEDULE 2.1

Lenders/Commitments

Lenders	Revolving Credit Commitments	Term Loan Commitments	Total Commitments	Commitment Percentage
Fleet Capital Corporation Mail Stop: MA DE 10307X One Federal Street Boston, MA 02110 Contact Daniel P. Corcoran, Jr. Phone: (617) 654-1163 Fax: (617) 654-1167 daniel_corcoran@fleetcapital.com	$14,250,000	$8,250,000	$25,000,000	25.00%

Congress Financial Corp (Central) 150 S. Wacker Dr., Ste 220 Chicago, IL 60606 Contact: Vicky Geist Phone: (312) 739-2223 Fax: (312) 332-0424 vgeist@congressfinancial.com]	$9,120,000	$5,280,000	$16,000,000	16.00%

Key Bank N.A. Key Structured Finance 127 Public Square OH-01-27-0600 Cleveland, OH 44114 Contact: Tim Kenealy Phone: (216) 689-3608 Fax: (216) 689-4077 timothy_w_kealy@keybank.com	$9,120,000	$5,280,000	$16,000,000	16.00%

Lenders	Revolving Credit Commitments	Term Loan Commitments	Total Commitments	Commitment Percentage
Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc. 2 World Financial Center, 5th Floor New York NY 10281 Contact: Nicola Richards Phone: (212) 236-5873 Fax: (212-236-0048 nrichards@exchange.ml.com	$9,120,000	5,280,000	$16,000,000	16.00%

Citizens Bank of Pennsylvania 6 PPG Place Suite 820 Pittsburgh, PA 15222 Contact: Don Cmar Phone: (412) 391-3333 Fax: (412) 391-2580 donald.cmar@citizensbank.com	$5,700,000	$3,300,000	$10,000,000	10.00%

LaSalle Business Credit, Inc. 565 Fifth Ave., 27th Fl. New York, New York 10017 Contact: Roger Craig Phone: (212) 931-9719 Fax: (212) 986-4205 Roger.Craig@abnamro.com	$5,700,000	$3,300,000	$10,000,000	10.00%

Manufacturers and Traders Trust Company One Fountain Plaza 12th fl Buffalo, NY 14203 Contact: Jeffrey Kenefick Phone: (716) 848-7316 Fax: (716) 848-7318 jkenefick@mandtbank.com	$3,990,000	$2,310,000	$7,000,000	7.00%

2

Lenders	Revolving Credit Commitments	Term Loan Commitments	Total Commitments	Commitment Percentage
TOTAL	$57,000,000	$33,000,000	$90,000,000	100%

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ISSUING LENDER:

Fleet National Bank

Treasury and International Services Group

400 Galleria Parkway

Suite 1950

Atlanta, GA 30339

Contact:

Jeremy Reimann

Phone: (770) 857-2984

Fax: (770) 857-2929

Email: jeremy_Reimann@fleetcapital.com

CANADIAN LENDER:

Scotia Plaza Commercial Banking

2nd Mezzanine

44 King Street West

Toronto, Ontario M5H 1H1

Canada

Contact:

Dino Fracassi

Phone: (416) 866-2861

Fax: (416) 933-3290

Email: dino.fracassi@scotiabank.com

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